[LOGO APPEARS HERE]
CANADA LIFE
INSURANCE COMPANY OF NEW YORK
                                            RONALD E. BEETTAM, F.S.A., F.C.I.A.
                                            President

                                            410 Saw Mill River Road
                                            Ardsley, New York 10502

                                                  (914) 693-2300
                                            FAX:  (914) 674-2535

August, 1999



Dear VariFund(R) Policyholder:

Enclosed is the VariFund Semi-Annual Report for the period ending June 30, 1999. We encourage you to review this information and to refer to it as needed throughout the year.

Please call your Registered Representative or Canada Life if you have any questions.

Thank you for selecting VariFund for your financial needs.

Sincerely,

/s/ Ronald E. Beettam

Ronald E. Beettam

Encl.



             Canada Life Insurance Company of New York Home Office

                                                  [LOGO OF CANADA LIFE
                                                  APPEARS HERE]
VARIFUND(R)
A Variable Annuity                                INSURANCE COMPANY OF NEW YORK
                                                  410 Saw Mill River Road
                                                  Ardsley, NY 10502
ADDITIONAL PREMIUM PAYMENT FORM                   (914) 693-2300

Please complete the following information:

OWNER:      _________________                  AMOUNT OF PREMIUM PAYMENT :
ANNUITANT:  _________________                  $____________
POLICY NO.: _________________
OWNER'S SSN/TIN:_____________
                                               IF YOU ARE CHANGING ALLOCATION
                                               PLEASE COMPLETE THE FOLLOWING:

                                               ________  THIS PAYMENT ONLY
                                               ________  THIS PAYMENT AND ALL
                                                         FUTURE PYMTS
                                               ________  RE-ALLOCATE ALL
                                                         CURRENT ASSETS

       CLASF INT'L EQUITY 10/30    ____%   FIDELITY HIGH INCOME 18/38   ____%   DREYFUS GROWTH & INC 80/90   ____%
       CLASF MONEY MARKET 11/31    ____%   FIDELITY INDEX 500 20/40     ____%   DREYFUS SOCIAL RESPON 81/91  ____%
       CLASF MANAGED 12/32         ____%   FIDELITY OVERSEAS 19/39      ____%   MONTGOMERY EMERG MKT 86/96   ____%
       CLASF BOND 13/33            ____%   ALGER GROWTH 83/93           ____%   MONTGOMERY GROWTH 87/97      ____%
       CLASF VALUE EQUITY 14/34    ____%   ALGER LEVER ALLCAP 85/95     ____%   SELIGMAN COMM & INFO 50/70   ____%
       CLASF CAPITAL 15/35         ____%   ALGER MIDCAP  84/94          ____%   SELIGMAN FRONTIER 51/71      ____%
       FIDELITY ASSET MGR 16/36    ____%   ALGER SMALL CAP 82/92        ____%
       FIDELITY CONTRAFUND 52/72   ____%   BERGER/BIAM IPT INT'L  88/98 ____%
       FIDELITY GROWTH 17/37       ____%   BERGER/BIAM SM. CO GR 89/99  ____%
       FIDELITY GROWTH OPPS 53/73  ____%   DREYFUS CAP'L APPR. 46/47    ____%

--------------------------------------------------------------------------------
                             Fixed Account Options
                             _____% 1 Yr. (301)
--------------------------------------------------------------------------------
Total allocation must equal 100%

OWNER'S SIGNATURE          __________________________      DATE _______________

JOINT OWNER'S SIGNATURE    __________________________      DATE _______________

    PLEASE MAKE CHECKS PAYABLE TO CANADA LIFE INSURANCE COMPANY OF NEW YORK

                INFORMATION FOR QUALIFIED POLICY CONTRIBUTIONS
                       (THIS SECTION MUST BE COMPLETED)

IS THIS A ROLLOVER? _____YES _____NO

IF YES, WHAT TYPE? _____________________      PLEASE NOTE:  CONTRIBUTIONS FOR
                                                            PRIOR TAX YEAR
                                                            CANNOT BE MADE
CONTRIBUTION $___________ FOR __________                    AFTER APRIL 15TH OF
                                                            THE CURRENT TAX
                                                            YEAR.
CONTRIBUTION $___________ FOR __________

     PLEASE DIRECT ANY QUESTIONS REGARDING YOUR POLICY TO YOUR REGISTERED REPRESENTATIVE OR TO OUR VARIABLE ANNUITY DEPARTMENT AT (800) 905-1959.

Our Variable Annuity Administrators cannot advise you on the suitability of your payment. Please contact your Registered Representative to discuss suitability issues prior to submitting your additional premium payment.

 Variable Annuities are issued by Canada Life Insurance Company of New York and offered through its affiliate,
        Canada Life of America Financial Services, Inc. (member NASD).


Please note that we cannot accept additional premium for policies issued on or
after January 26, 1996                                                  2/15/99

The attached are incorporated by reference herein to the semi-annual reports filed by and on behalf of the following:

The Alger American Fund, filed June 30,1999
         Portfolios which include: Alger American Small Capitalization; Alger American Growth; Alger American MidCap Growth; and Alger American Leveraged AllCap

Berger Institutional Products Trust, filed August 20, 1999
         Portfolios which include: Berger/BIAM IPT-International Fund; Small Company Growth

Canada Life of America Series Fund, Inc., filed August 20, 1999
         Portfolios which include: Money Market; Managed; Bond; Value Equity, International Equity; and Capital.

Dreyfus Variable Investment Fund, filed August 30, 1999
         Portfolios which include: Dreyfus Growth and Income; Dreyfus Capital Appreciation

The Dreyfus Socially Responsible Growth Fund, Inc., filed August 30, 1999
         Portfolios which include: Dreyfus Socially Responsible

Fidelity Investments Variable Insurance Products Fund, filed August 25, 1999
         Portfolios which include: Fidelity VIP Growth

Fidelity Investments Variable Insurance Products Fund, filed August 25, 1999
         Portfolios which include: Fidelity VIP High Income

Fidelity Investments Variable Insurance Products Fund, filed August 25, 1999
         Portfolios which include: Fidelity VIP Overseas

Fidelity Investments Variable Insurance Products Fund II, filed August 25, 1999
         Portfolios which include: Fidelity VIP II Asset Manager

Fidelity Investments Variable Insurance Products Fund II, filed August 25, 1999
         Portfolios which include: Fidelity VIP II Index 500; Fidelity VIP II Contrafund

Seligman Portfolios, Inc., filed August 31, 1999
         Portfolios which include: Communications and Information; and Frontier

The Montgomery Funds III, filed August 30, 1999
         Portfolios which include: Montgomery Variable Series Emerging Markets Fund; and Montgomery Variable Series Growth Fund